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                                                                      EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-32504) and Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 33-1329) of Ryerson Tull, Inc. of our report dated June 18, 1999 relating to the financial statements, which appears on this Form 11-K.



                                             PRICEWATERHOUSECOOPERS LLP


Chicago, Illinois
June 25, 1999